SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 23, 2000




                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    1-9389                  13-3314599
          --------                    ------                  ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                        Identification Number)




1400 Union Meeting Road, Blue Bell, Pennsylvania                 19422
------------------------------------------------                 -----
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (215) 619-2700


                                       N/A
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         On May 23, 2000, the Board of Directors of C&D Technologies, Inc. ("C&D") approved a two-for-one split of C&D's Common Stock, to be effected in the form of a 100% stock dividend (the "Stock Split"). The additional shares will be issued on June 16, 2000 to stockholders of record on June 2, 2000.

         The shares of C&D's Common Stock registered under the registration statements on Form S-8 of C&D (Nos. 33-31978, 33-71390, 33-86672, 333-17979,
333-38891 and 333-59177) and Form S-3 (Registration No. 333-38893) are deemed to cover the additional shares resulting from stock splits, stock dividends or similar transactions with respect to C&D's Common Stock that occur after the effective dates of such registration statements, including the Stock Split.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  99.1     Press release dated May 23, 2000 issued by C&D.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       C&D TECHNOLOGIES, INC.



Date: May 25, 2000                     By: /s/ Stephen E. Markert, Jr.
                                          ----------------------------
                                           Stephen E. Markert, Jr.
                                           Vice President-Finance and
                                           Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                               Description
------                               -----------


99.1                                 Press release dated May 23, 2000 issued
                                     by C&D.